SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2004

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

121 Gamma Drive
RIDC Industrial Park
O’Hara Township
Pittsburgh, Pennsylvania	15238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 412-967-3000

Item 7. Exhibits

Exhibit Number	Description
99.1	Mine Safety Appliances Company Press Release dated April 29, 2004, announcing financial results for the quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition.

On April 29, 2004, the Company issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY
(Registrant)

By	/S/ Dennis L. Zeitler
Dennis L. Zeitler
Vice President - Finance

Date: April 29, 2004

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Mine Safety Appliances Company Press Release dated April 29, 2004, announcing financial results for the quarter ended March 31, 2004.

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